                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): SEPTEMBER 17, 2007

                            SMOKY MARKET FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                                               20-4748589
-------------------------------                             -------------------
(State or other jurisdiction of                               (IRS Employer
 incorporation or organization)                             Identification No.)


                                    000-52180
                                -----------------
                                   (Commission
                                  File Number)

             804 ESTATES DRIVE
                SUITE 100
            APTOS, CALIFORNIA                                   95003
----------------------------------------               -------------------------
(Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787


                                       N/A
  (Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

      As previously reported, Smoky Market Foods, Inc. (the "Company") issued $786,100 in convertible promissory notes, convertible at the rate of $0.10 per share, during 2006 and early 2007. On or about September 17, 2007, at the request of the Company the holders of all of the outstanding convertible promissory notes converted the principal amount of, and accrued interest under, the convertible promissory notes into an aggregate of 8,445,509 shares of common stock.

      Such shares of common stock were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated under the Securities Act based upon several factors, including the following: (a) each the purchasers of the shares of common stock upon conversion of the notes represented to the Company that the purchaser is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the conversion of the notes and the original issuance of the notes; (c) the purchasers were provided with certain disclosure materials and all other information requested with respect to the Company; (d) the purchasers acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend has been placed on the certificates representing all such securities stating that they are restricted and can only be transferred if subsequently registered under the Securities Act or in a transaction exempt from registration under the Securities Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated:  September 20, 2007           By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer